THIRD AMENDMENT TO AGREEMENT AND PLAN OF MERGER


     THIS THIRD AMENDMENT, dated as of April 29, 2004 (this "Amendment"), to the
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Agreement and Plan of Merger, dated as of September 4, 2003 and amended as of
October 3, 2003 and January 7, 2004 (the "Merger Agreement"), by and among
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CHINADOTCOM CORPORATION, a company organized under the laws of the Cayman
Islands ("Parent"), CDC SOFTWARE HOLDINGS, INC., a Delaware corporation and a
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wholly owned subsidiary of Parent ("Merger Sub"), and ROSS SYSTEMS, INC., a
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Delaware corporation (the "Company"). Capitalized terms used but not defined
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herein have the meanings assigned to such terms in the Merger Agreement.

     Pursuant to the terms of the Merger Agreement and in accordance with
Section 9.04 thereof, the parties hereto agree to amend the Merger Agreement as follows:

     Section 1 Amendment to Section 2.05. Section 2.05(b)(i) of the Merger
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Agreement is amended by deleting the following sentence in such subsection in its entirety:

               "All Elections shall be made by the close of business on the tenth Business Day after the date of the Effective Time (the "Election Deadline"), on a form designed for that purpose that is
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               mutually acceptable to the Company and Parent and mailed to the stockholders of the Company with the Proxy Statement (a "Form of
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               Election"), and pursuant to the instructions for effecting the
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               Elections contained in such Form of Election."

and replacing such sentence with the following:

               "All Elections shall be made by the close of business on the Business Day immediately preceding the Closing Date (the "Election Deadline"), by indication of such Election on the form
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               of proxy or on such other form designed for that purpose that is mutually acceptable to the Company and Parent and mailed to the stockholders of the Company with the Proxy Statement (a "Form of
                                                                        -------
               Election"), and pursuant to the instructions for effecting the
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               Elections contained in such Form of Election."

     Section 2 Full Force and Effect. Except as expressly amended hereby, the
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Merger Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.




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     Section 3 Governing Law. This Amendment shall be governed by, and construed
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in accordance with, the Laws of the State of Delaware applicable to Contracts executed in and to be performed in that State.

     Section 4 Counterparts. This Amendment may be executed and delivered
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(including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.


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     IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this
Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.



                            CHINADOTCOM CORPORATION



                            By:   /s/ Steven Chan
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                                  Name:  Steven Chan
                                  Title: General Counsel and Corporate Secretary



                            CDC SOFTWARE HOLDINGS, INC.



                            By:      /s/ Steven Chan
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                                  Name:  Steven Chan
                                  Title: Authorized Signatory


                            ROSS SYSTEMS, INC.



                            By:      /s/ James P. Tinley
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                                  Name:  James P. Tinley
                                  Title: Chief Executive Officer